To Our Shareholders:
--------------------------------------------------------------------------------

CGM Capital Development Fund increased 4.0% during the fourth quarter of 2000 while the unmanaged Standard and Poor's 500 Index declined -7.8%. For the year just ended, CGM Capital Development Fund declined -3.8% and the unmanaged S&P 500 Index declined -9.1%.

THE YEAR IN REVIEW AND ECONOMIC OUTLOOK
In the final quarter of 2000, all the Federal Reserve Board's wishes were granted: the pace of growth in the economy slowed; commodity prices declined, and the so-called irrational exuberance in investment markets vanished. The cooling economy has had dramatic psychological consequences as well. Recession is suddenly a growing concern. Central banks around the world raised short-term rates over the past year, which, combined with huge increases in the price of oil everywhere, has helped to bring about a global slowdown. Even the Fed has abandoned its inflationary caution to fret about "economic weakness" and in a surprise move on January 3, 2001, lowered the federal funds rate 50 basis points in an effort to bring down high real short-term rates.

Fortunately the price of oil is also coming down and the Fed action today may help to offset economic weakness. Additionally, should Congress pass tax cut legislation this coming year, more stimulus to the economy will be forthcoming.

The larger issue in the U.S. economy is the condition of the high tech and telecommunications markets which are currently in free fall in the stock market and faced with shrinking business, bad loans and surplus capacity. The dot-coms succumbed first, leaving numerous bankruptcies to litter the investment landscape in 2000. Recently, larger, well-established corporations have begun to experience the weakness. For example, AT&T has been forced to significantly lower dividends for the first time ever. Ongoing stress in these sectors could result in an avalanche of bad loans which will affect companies and banks alike.

The overpriced stock market we've experienced for some time now was troubling enough. But when underlying corporate earnings shrink or are non-existent, the potential for severe decline looms even greater. The overall picture looks bleaker still when we add to the mix the $85 billion that poured into the U.S. stock market from foreign investors over the past 12 months and is now poised to flee in light of our falling markets and the rising Euro.

Despite a less than optimistic general market view, we continue to believe many well-managed, more established companies that have been overlooked by investors for several years will provide value going forward.

PORTFOLIO STRATEGY
CGM Capital Development Fund remained fully invested in the year 2000. The Fund declined slightly less than the S&P 500 Index, a result which reflected the net impact of significant gains and losses. The Fund realized substantial losses in basic industry stocks and earned significant gains in energy and healthcare stocks as well as in a number of special situations.

The Fund entered the year 2000 more than 40% invested in industrial raw material stocks which were liquidated as the year progressed. Proceeds were reinvested in healthcare, energy, homebuilding, real estate and consumer stocks. On December 31, 2000, the Fund's three largest holdings were UnitedHealth Group, Inc., the Timberland Company and the Philip Morris
Companies, Inc.

               /s/  Robert L. Kemp
                    Robert L. Kemp
                    President

               /s/  G. Kenneth Heebner
                    G. Kenneth Heebner
                    Portfolio Manager

January 3, 2001

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
CGM CAPITAL DEVELOPMENT FUND AND THE UNMANAGED S&P 500 INDEX assuming reinvestment of dividends and capital gains

-------------------------------------
    CGM Capital Development Fund
    Average Annual Total Returns
-------------------------------------
   1 year     5 year      10 year
    -3.8%      12.3%       19.3%
-------------------------------------
  Past performance is no indication
          of future results
-------------------------------------


                      CGM               Unmanaged
           Capital Development Fund   S&P 500 Index
           ------------------------   -------------
                   $10,000             $10,000
1991                19,910              13,040
1992                23,394              14,031
1993                30,108              15,448
1994                23,214              15,649
1995                32,754              21,517
1996                41,958              26,466
1997                51,986              35,306
1998                56,405              45,404
1999                60,748              54,938
2000                58,440              49,939

CGM CAPITAL DEVELOPMENT FUND
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

G. Kenneth Heebner has managed CGM Capital Development Fund since 1976. In 1990, Mr. Heebner founded Capital Growth Management Limited Partnership with Robert L. Kemp. Prior to establishing the new company, Mr. Heebner was at Loomis, Sayles and Company where he managed the Fund, then known as Loomis- Sayles Capital Development Fund. In addition to CGM Capital Development Fund, Mr. Heebner currently manages CGM Mutual Fund, CGM Realty Fund and CGM Focus Fund as well as two other mutual funds. He also co-manages CGM Fixed Income Fund with Janice Saul.

INVESTMENT PERFORMANCE
(unaudited)
-------------------------------------------------------------------------------

Cumulative Total Return for Periods Ended December 31, 2000

                                                             CGM CAPITAL
                                                             DEVELOPMENT
                                                                FUND
                                                             -----------
10 Years ..................................................    +485.0%
 5 Years ..................................................    + 78.6
 1 Year ...................................................    -  3.8
 3 Months .................................................    +  4.0

The performance data contained in the report represent past performance. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      25 YEAR INVESTMENT RECORD
                                         DECEMBER 31, 1975 -- DECEMBER 31, 2000 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                   IF YOU HAD PURCHASED ONE SHARE OF THE FUND ON DECEMBER 31, 1975
------------------------------------------------------------------------------------------------------------------------------------
              --AND HAD TAKEN ALL DIVIDENDS                                  OR -- HAD REINVESTED ALL DIVIDENDS AND CAPITAL
                AND DISTRIBUTIONS IN CASH                                       GAINS DISTRIBUTIONS IN ADDITIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                  During the Year
                               You Would Have Received                                            Which Would Represent
------------------------------------------------------------------------------------------------------------------------------------
                                                                         The Value of                         A Cumulative
             The Net                                                     Your Original                           Change
           Asset Value        Per Share           Per Share               Investment             An            Expressed
   On        of Your        Capital Gains          Income                   At Each            Annual       As An Index With
December  Shares Would      Distributions       Distributions              Year End         Total Return       December 31,
   31       Have Been            of                  of                 Would Have Been          of            1975 = 100.0
------------------------------------------------------------------------------------------------------------------------------------
  1975       $ 9.35                                                                                                 100.0
  1976        10.98              --                 $0.13                   $ 11.14            +   19.1%            119.1
  1977        10.74              --                  0.18                     11.07            -    0.6             118.4
  1978        13.05              --                  0.27                     13.83            +   24.9             147.9
  1979        16.20              --                  0.35                     17.62            +   27.4             188.4
  1980        20.50            $ 1.65*               0.36                     25.18            +   42.9             269.2
  1981        17.34              3.38                0.36                     26.31            +    4.5             281.3
  1982        24.88              2.88                0.41                     47.07            +   78.9             503.2
  1983        25.21              2.50                0.47                     54.41            +   15.6             581.7
  1984        17.28              6.15                0.11                     49.95            -    8.2             534.0
  1985        25.02              --                  0.18                     73.03            +   46.2             780.7
  1986        23.12              7.46                0.16                     93.77            +   28.4            1002.4
  1987        16.56             10.09                0.14                    108.68            +   15.9            1161.8
  1988        15.87              0.02                0.62                    108.35            -    0.3            1158.3
  1989        18.37              --                  0.34                    127.74            +   17.9            1365.6
  1990        18.53              --                  0.10                    129.53            +    1.4            1384.7
  1991        25.80             11.07*               0.06                    257.89            +   99.1            2756.9
  1992        27.43              2.68*               0.20                    303.02            +   17.5            3239.4
  1993        27.71              7.51                0.07                    389.99            +   28.7            4169.1
  1994        20.58              0.71                0.07                    300.68            -   22.9            3214.4
  1995        27.33              1.68                0.02                    424.26            +   41.1            4535.5
  1996        29.08              5.87                0.07                    543.48            +   28.1            5810.0
  1997        26.96              9.08                --                      673.37            +   23.9            7198.6
  1998        24.95              4.19                0.11                    730.61            +    8.5            7810.5
  1999        26.20              0.56                0.11                    786.87            +    7.7            8411.9
  2000        25.12              --                  0.10                    756.97            -    3.8            8092.2
                               ------               -----                                      --------
 Totals                        $77.48               $4.99                                      + 7992.2
------------------------------------------------------------------------------------------------------------------------------------
* Includes $0.09, $0.02 and $0.02 per share distributed from paid-in capital.
------------------------------------------------------------------------------------------------------------------------------------
The performance data contained in this report represent past performance, which is no guarantee of future results. The investment return on, and the principal value of, an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

PETER O. BROWN
G. KENNETH HEEBNER
ROBERT L. KEMP
ROBERT B. KITTREDGE
LAURENS MACLURE
JAMES VAN DYKE QUEREAU, JR.
J. BAUR WHITTLESEY

OFFICERS

ROBERT L. KEMP, President
G. KENNETH HEEBNER, Vice President
LESLIE A. LAKE, Vice President and Secretary
KATHLEEN S. HAUGHTON, Vice President
MARTHA I. MAGUIRE, Vice President
W. DUGAL THOMAS, Vice President
MARY L. STONE, Assistant Vice President
FRANK N. STRAUSS, Treasurer

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP
Boston, Massachusetts 02110

TRANSFER AND DIVIDEND PAYING
AGENT AND CUSTODIAN OF ASSETS

STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND
TRUST COMPANY

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8511
Boston, Massachusetts 02266-8511

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS -- 99.7% OF TOTAL NET ASSETS

                                                         SHARES      VALUE(a)
                                                         ------      --------
BEVERAGES AND TOBACCO -- 6.5%
Philip Morris Companies, Inc. ........................    775,000  $ 34,100,000
                                                                   ------------

HEALTH CARE SERVICES -- 18.2%
Trigon Healthcare(b) .................................    225,000    17,507,813
UnitedHealth Group, Inc. .............................    700,000    42,962,500
Universal Health Services Inc.(b) ....................    130,000    14,527,500
WellPoint Health Networks, Inc.(b) ...................    175,000    20,168,750
                                                                   ------------
                                                                     95,166,563
                                                                   ------------
HOUSING AND BUILDING MATERIAL -- 14.1%
D. R. Horton, Inc. ...................................  1,120,000    27,370,000
Kaufman and Broad Home Corporation ...................    275,000     9,264,063
Lennar Corporation ...................................    690,000    25,012,500
Pulte Corporation ....................................    285,000    12,023,437
                                                                   ------------
                                                                     73,670,000
                                                                   ------------
METALS AND MINING -- 6.0%
Inco Limited(b) ......................................  1,880,000    31,508,800
                                                                   ------------

MISCELLANEOUS -- 3.3%
Reebok International Ltd.(b) .........................    630,000    17,224,200
                                                                   ------------

OFFSHORE DRILLING -- 2.7%
Global Marine, Inc.(b) ...............................    500,000    14,187,500
                                                                   ------------

OIL -- MAJOR INTEGRATED -- 0.7%
Petroleo Brasileiro S.A. ADR(b)(c) ...................    140,000     3,535,000
                                                                   ------------

OIL REFINING -- 3.4%
Amerada Hess Corporation .............................    242,000    17,681,125
                                                                   ------------

OIL -- SERVICE -- 2.9%
Tubos de Acero de Mexico, S.A. ADR(c) ................  1,075,000    15,372,500
                                                                   ------------

REAL ESTATE INVESTMENT TRUSTS -- 19.4%
Apartment Investment and Management Company ..........    550,000    27,465,625
AvalonBay Communities, Inc. ..........................    630,000    31,578,750
Equity Residential Properties Trust ..................    210,000    11,615,625
Essex Property Trust, Inc. ...........................    570,000    31,207,500
                                                                   ------------
                                                                    101,867,500
                                                                   ------------
RETAIL -- 1.7%
Columbia Sportswear Company(b) .......................    177,500     8,830,625
                                                                   ------------

SAVINGS AND LOANS THRIFTS -- 4.6%
Golden West Financial Corporation ....................    360,000    24,300,000
                                                                   ------------

STEEL -- 0.3%
Companhia Siderurgica National Sponsored ADR(c) ......     49,500     1,596,375
                                                                   ------------

TEXTILE AND APPAREL -- 10.4%
Jones Apparel Group, Inc.(b) .........................    570,000    18,346,875
Timberland Company(b) ................................    538,000    35,978,750
                                                                   ------------
                                                                     54,325,625
                                                                   ------------
UTILITIES -- 5.5%
Exelon Corporation ...................................    410,000    28,786,100
                                                                   ------------

   TOTAL COMMON STOCKS (Identified Cost $468,080,823) ...........   522,151,913
                                                                    -----------

                                                           FACE
                                                          AMOUNT
                                                          ------
SHORT-TERM INVESTMENT -- 0.4%

   American Express Credit Corporation, 6.48%
     1/02/01  (Cost $2,445,000) ...................... $2,445,000     2,445,000
                                                                   ------------

TOTAL INVESTMENTS -- 100.1%
  (Identified Cost $470,525,823)(d) .............................   524,596,913
   Cash and Receivables .........................................    19,402,487
   Liabilities ..................................................   (20,145,399)
                                                                   ------------
TOTAL NET ASSETS -- 100.0% ......................................  $523,854,001
                                                                   ============

(a) See Note 1A.
(b) Non-income producing security.
(c) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.
(d) Federal Tax Information: At December 31, 2000 the net
    unrealized appreciation on investments based on cost of
    $471,107,563 for Federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investment in which there is an excess of value over tax cost ........  $ 62,888,024
    Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value ........    (9,398,674)
                                                                   ------------
Net unrealized appreciation .....................................  $ 53,489,350
                                                                   ============

         See accompanying notes to financial statements.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
 Investments at value (Identified
  cost -- $470,525,823) ...................................      $524,596,913
 Cash .....................................................             3,085
 Receivable for:
  Securities sold ........................      $18,087,891
  Shares of the Fund sold                            22,863
  Dividends and interest .................        1,288,648        19,399,402
                                                -----------      ------------
                                                                  543,999,400
                                                                 ------------
LIABILITIES
 Payable for:
  Securities purchased ...................       17,501,898
  Shares of the Fund
   redeemed ..............................        1,936,183
  Distributions declared .................          160,170
  Tax Withholding ........................            1,482        19,599,733
                                                -----------
 Accrued expenses:
  Management fees ........................          429,111
  Trustees' fees .........................           11,543
  Accounting and
   Administration ........................            5,000
  Transfer Agent fees ....................           44,734
  Other expenses .........................           55,278           545,666
                                                -----------      ------------
                                                                   20,145,399
                                                                 ------------
NET ASSETS ................................................      $523,854,001
                                                                 ============
 Net Assets consist of:
  Capital paid-in .........................................      $474,675,234
  Accumulated net realized loss ...........................        (4,892,323)
  Unrealized appreciation on
   investments -- net .....................................        54,071,090
                                                                 ------------
NET ASSETS ................................................      $523,854,001
                                                                 ============
 Shares of beneficial interest
  outstanding, no par value ...............................        20,857,520
                                                                 ============
 Net asset value per share* ...............................      $      25.12
                                                                 ============

* Shares of the Fund are sold and redeemed at net asset value
  ($523,854,001 / 20,857,520).

         See accompanying notes to financial statements.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME
 Income
  Dividends (net of withholding
   tax of $366,299) ............................................  $  8,556,227
  Interest .....................................................       233,537
                                                                  ------------
                                                                     8,789,764
                                                                  ------------
 Expenses
  Management fees ..............................................     5,621,418
  Trustees' fees ...............................................        46,502
  Accounting and Administration ................................        60,000
  Custodian ....................................................       115,438
  Transfer agent ...............................................       222,377
  Audit and tax services .......................................        33,000
  Legal ........................................................        47,069
  Printing .....................................................        25,298
  Registration .................................................        19,993
  Miscellaneous ................................................         2,433
                                                                  ------------
                                                                     6,193,528
                                                                  ------------
 Net investment income .........................................     2,596,236
                                                                  ------------
REALIZED AND UNREALIZED LOSS
ON INVESTMENTS
 Realized loss on investments -- net ...........................     (911,711)
 Unrealized depreciation -- net ................................   (24,663,438)
                                                                  ------------
 Net loss on investments .......................................   (25,575,149)
                                                                  ------------

NET CHANGE IN ASSETS FROM
 OPERATIONS ....................................................  $(22,978,913)
                                                                  ============

         See accompanying notes to financial statements.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED DECEMBER 31,

                                                  -----------------------------
                                                     2000            1999
                                                  -------------   -------------
FROM OPERATIONS
  Net investment income ........................  $   2,596,236   $   2,865,117
  Net realized gain (loss) from investments ....       (911,711)     11,715,570
  Unrealized appreciation (depreciation) .......    (24,663,438)     27,062,257
                                                  -------------   -------------
    Change in net assets from operations .......    (22,978,913)     41,642,944
                                                  -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ........................     (2,083,635)     (2,621,859)
  Net realized gain on investments .............      --            (11,715,570)
  In excess of net realized gain on investments       --             (1,551,121)
                                                  -------------   -------------
                                                     (2,083,635)    (15,888,550)
                                                  -------------   -------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares .................      8,099,611      18,708,382
  Net asset value of shares issued in connection
    with reinvestment of:
    Dividends from net investment income .......      1,764,589       2,246,333
    Distributions from net realized gain .......      --             10,098,811
    Distributions in excess of net realized
    gain on investments ........................      --              1,337,065
                                                  -------------   -------------
                                                      9,864,200      32,390,591
  Cost of shares redeemed ......................    (93,484,723)   (129,025,877)
                                                  -------------   -------------
    Change in net assets derived from capital
      share transactions .......................    (83,620,523)    (96,635,286)
                                                  -------------   -------------
  Total change in net assets ...................   (108,683,071)    (70,880,892)

NET ASSETS
  Beginning of period ..........................    632,537,072     703,417,964
                                                  -------------   -------------
  End of period (including undistributed net
    investment income of $0 and $243,258,
    respectively) ..............................  $ 523,854,001   $ 632,537,072
                                                  =============   =============
NUMBER OF SHARES OF THE FUND:
  Issued from sale of shares ...................        311,583         772,324
  Issued in connection with reinvestment of:
    Dividends from net investment income .......         69,331          87,048
    Distributions from net realized gain .......      --                391,340
    Distributions in excess of net realized
     gain on investments .......................      --                 51,813
                                                  -------------   -------------
                                                        380,914       1,302,525
  Redeemed .....................................     (3,663,850)     (5,359,335)
                                                  -------------   -------------
  Net change ...................................     (3,282,936)     (4,056,810)
                                                  =============   =============

         See accompanying notes to financial statements.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                               YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------
                                               2000          1999          1998          1997          1996
For a share of the Fund outstanding throughout each year:
Net asset value at the beginning of year        $26.20        $24.95        $26.96        $29.08        $27.33
                                                ------        ------        ------        ------        ------
Net investment income (loss) ............         0.12(b)       0.12          0.11         (0.08)(a)      0.07
Dividends from net investment income ....        (0.10)        (0.11)        (0.11)         --           (0.07)
Net realized and unrealized gain (loss)
  on investments ........................        (1.10)         1.80          2.18          7.04          7.62
Distribution from net realized gain .....         --           (0.49)        (4.12)        (9.08)        (5.84)
Distribution in excess of net realized
gain on investments......................         --           (0.07)        (0.07)         --           (0.03)
                                                ------        ------        ------        ------        ------
Net increase (decrease) in net asset
  value .................................        (1.08)         1.25         (2.01)        (2.12)         1.75
                                                ------        ------        ------        ------        ------
Net asset value at end of year ..........       $25.12        $26.20        $24.95        $26.96        $29.08
                                                ======        ======        ======        ======        ======
Total Return (%) ........................         (3.8)          7.7           8.5          23.9          28.1

Ratios:
Operating expenses to average net assets(%)       1.10          1.08          1.07          1.07          0.82
Net investment income (loss) to average
  net assets (%) ........................         0.46          0.46          0.39         (0.29)         0.23
Portfolio turnover (%) ..................          334           335           335           230           178
Net assets at end of year
  (in thousands) ($) ....................      523,854       632,537       703,418       722,673       631,260

(a) Per share net investment loss does not reflect the year's reclassification of permanent differences between book and tax basis net investment loss. See Note 1D.
(b) Per share net investment income has been calculated using the average shares outstanding during the period.

               See accompanying notes to financial statements.


-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2000

1. The Fund is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Along with five other funds in a separate Trust, there are six CGM funds (CGM Funds). The Fund's objective is long-term capital appreciation. The Fund seeks to attain its objective by investing in the equity securities of a diverse group of companies and industries.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ national market system or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term investments having a maturity of sixty days or less are stated at amortized cost, which approximates value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date net of applicable foreign taxes. Interest income is recorded on the accrual basis. Net gain or loss on securities sold is determined on the identified cost basis. Dividend income received by the Fund from its investment in REITs may be comprised of ordinary income, capital gains, and return of capital.

C. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its taxable income and net realized capital gains, within the prescribed time period. Accordingly, no provision for federal income tax has been made. At December
    31. 2000, there were capital loss carryovers available to offset future realized gains of $4,310,582 expiring in year 2008.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions are recorded by the Fund on the ex-dividend date. The classification of income and capital gains distributions is determined in accordance with income tax regulations. Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid-in capital. Undistributed net investment income, accumulated net investment loss, or distributions in excess of net investment income may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. The Fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends deduction for income tax purposes.

E. INVESTMENT RISK -- There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S.
    companies and U.S. securities markets.

2. PURCHASES AND SALES OF SECURITIES -- For the year ended December 31, 2000, purchases and sales of securities other than United States government obligations and short-term investments aggregated $1,873,669,331 and $1,958,079,626, respectively. There were no purchases or sales of United States government obligations.

3. A. MANAGEMENT FEES -- During the year ended December 31, 2000, the Fund incurred management fees of $5,621,418 paid or payable to the Fund's investment adviser, Capital Growth Management Limited Partnership
        (CGM), certain officers and directors of which are also officers and trustees of the Fund. The management agreement provides for a fee at the annual rate of 1.00% on the first $500 million of the Fund's average daily net assets, 0.95% of the next $500 million and 0.80% of such assets in excess of $1 billion.

    B. OTHER EXPENSES -- CGM performs certain administrative, accounting and other services for the Fund. The expenses of those services, which are paid to CGM by the Fund, include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund; (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance; and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. The Accounting and Administration expense of $60,000, for the year ended December 31, 2000, is shown separately in the financial statements.

    C. TRUSTEES FEES AND EXPENSES -- The Fund does not pay any compensation directly to its officers or to any trustees who are directors, officers or employees of CGM, or any affiliate of CGM, (other than registered investment companies). Each other trustee is compensated by the six CGM Funds with an annual fee of $37,000 plus travel expenses for each meeting attended. Of this amount, each fund is responsible for $3,000 per trustee plus an annual variable fee calculated based on the proportion of each fund's average net assets relative to the aggregate average net assets of the CGM Funds, which for the year ended December 31, 2000 was $5,774 per trustee for the Fund.

                   CGM CAPITAL DEVELOPMENT FUND
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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of CGM Capital Development Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CGM Capital Development Fund at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2001

CGM
CAPITAL
DEVELOPMENT
FUND

40th Annual Report
December 31, 2000

A No-Load Fund


[logo]
       Investment Adviser
       CAPITAL GROWTH MANAGEMENT
       Limited Partnership

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT
LIMITED PARTNERSHIP
Boston, Massachusetts 02110

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TELEPHONE NUMBERS

For information about:
[]  Account Procedures and Status
[]  Redemptions
[]  Exchanges
    Call 800-343-5678

[]  New Account Procedures
[]  Prospectuses
[]  Performance
    Call 800-345-4048

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MAILING ADDRESSES

FOR EXISTING ACCOUNTS

Boston Financial Data Services
P.O. Box 8511
Boston, MA 02266-8511

FOR NEW ACCOUNT APPLICATIONS ONLY

The CGM Funds
P.O. Box 449
Boston, MA 02117-0449
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This report has been prepared for the shareholders of the Fund and is not authorized for distribution to current or prospective investors in the Fund unless it is accompanied or preceded by a prospectus.

CAR00                                                        Printed in U.S.A.